Scheduled Maturities for Total Time Deposits (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2016 INR (₨)	Mar. 31, 2016 USD ($)	Mar. 31, 2015 INR (₨)
Due to mature in the fiscal year ending March 31
2017	₨ 2,517,530.9	$ 38,000.5	₨ 1,737,103.7
2018	305,035.6	4,604.3
2019	152,273.2	2,298.5
2020	56,382.4	851.1
2021	41,872.3	632.0
Thereafter	23,458.9	354.1
Total	₨ 3,096,553.3	$ 46,740.5	₨ 2,519,412.7